        Congress Talcott Corporation (Western)
        5670 Wilshire Boulevard  Suite 1750
        Los Angeles California 90036
        213 954 5300

July 25, 1996

Jalate, Ltd.
1675 S. Alameda
Los Angeles, CA 90021                                  [CONGRESS TALCOTT LOGO]

Gentlemen:

        This letter will modify and amend Paragraph # 7 of the Discount Factoring Agreement between us dated 8/17/87, (as amended), to reduce the commission rate from .50% to .45% on factored sales up to $50,000,000 and .40% on factored sales in excess of $50,000,000, retroactive to 4/1/96.

        This letter will also modify and amend Paragraph # 6a of the Discount Factoring Agreement between us dated 8/17/87, (as amended), to reduce the interest rate from Prime plus .25% to Prime (in excess of the prime commercial interest rate from time to time publicly announced by CoreStates Bank, N.A., whether or not such announced rate is the best rate available at such bank). This decrease shall be retroactive to 4/1/96.

This agreement shall be effective for an initial term of one (1) year commencing as of 7/1/96 and shall automatically renew from year to year thereafter, unless sooner terminated pursuant to the terms hereof. You may terminate this agreement on the anniversary of the date hereof in any year by giving to us at least sixty (60) days prior written notice by registered or certified mail, return receipt requested. We may terminate this agreement at any time by giving to you at least sixty (60) days prior written notice.

        Nothing herein contained shall vary, alter or amend any provisions of the said Discount Factoring Agreement between us, except as specifically provided herein.

                                        Very truly yours,

                                        CONGRESS TALCOTT
                                        CORPORATION (WESTERN)

                                        By:  /s/ MATTHEW J. PICCOLO
                                           ------------------------
                                           Matthew J. Piccolo

                                        Title:  Vice President
                                              ---------------------

AGREED TO AND ACCEPTED:

JALATE, LTD.

By:   [SIG]
   ----------------------
Title:___________________




           [CONGRESS TALCOTT LOGO        NEW YORK   *   LOS ANGELES]